UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2026

CEA INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41266	27-3911608
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

385 South Pierce Avenue, Suite C

Louisville, Colorado 80027

(Address of principal executive office) (Zip Code)

(303) 993-5271

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	BNC	Nasdaq Capital Market
Warrants to purchase Common Stock	BNCWW	Nasdaq Capital Market
Preferred stock purchase rights		Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On March 13, 2026, CEA Industries Inc. (the “Company”) received a letter from YZILabs Management Ltd. (“YZi Labs”) that requested that the Company fix a record date for determining the stockholders entitled to consent to (1) repeal any provision of the Company’s Amended and Restated Bylaws (the “Bylaws”), in effect at the time such proposal becomes effective, including any amendments thereto, which were not included in the Bylaws that were in effect and were filed with the Securities and Exchange Commission on July 25, 2025, (2) increase the size of the Board by seven (7) directors to thirteen (13) directors in total pursuant to Article II, Section ..02 of the Bylaws, (3) amend Article II, Section .04 of the Bylaws to clarify and affirm stockholders’ ability to fill vacancies on the Board, including those resulting from an increase in the size of the Board by the vote or written consent of the Company’s stockholders or by court order, and (4) elect YZi Labs’ seven (7) nominees: Max S. Baucus, David J. Chapman, Teresa Marie Goody Guillén, Jiajin “Jane” He, Alex Odagiu, Matthew Roszak and Ling “Ella” Zhang, to serve as directors of the Company. The Board will review YZi Labs’ letter to evaluate its validity under the Bylaws, and if such letter is valid the Company will disclose the record date for determining the stockholders entitled to consent to YZi Labs’ proposals.

On March 13, 2026, the Company issued a press release regarding YZi Labs’ letter, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 13, 2026
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CEA Industries Inc.

Dated:	March 16, 2026	By:	/s/ David Namdar
		Name:	David Namdar
		Title:	Chief Executive Officer